TERM SHEET

May 2, 2003

Asset Backed Securities Corporation
Issuer

DLJ Mortgage Capital, Inc.

Seller

(Originator)

Ocwen Federal Bank FSB

(Servicer)

$608,343,000 (+/- 10%)

(Approximate)

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2003-HE3

Classes A1, A2, A-IO, M1, M2, M3, M4 & M5

**Subject to Revision**

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

STRUCTURE SUMMARY

Asset Backed Securities Corp Home Equity Loan Trust 2003-HE3

CLASS	APPROX. PRINCIPAL ($)	TRANCHE TYPE	EXPECTED RATINGS S/F/M (1)	EST. WAL (YRS) (2)	EXPECTED FIRST PAY	EXPECTED LAST PAY (3)
A1 (3)	306,200,000	Senior / FLT	AAA/AAA/Aaa	2.51	7/03	2/11
A2 (3)	198,500,000	Senior / FLT	AAA/AAA/Aaa	2.60	7/03	2/11
A-IO (4)	Notional	Senior / FXD / IO	AAA/AAA/Aaa	1.58	7/03	6/05
M1 (3)	36,500,000	Mezzanine / FLT	AA/AA/Aa2	5.20	10/06	2/11
M2 (3)	33,500,000	Mezzanine / FLT	A/A/A2	5.16	8/06	2/11
M3 (3)	9,200,000	Mezzanine / FLT	A-/A-/A3	5.13	8/06	2/11
M4 (3)	12,200,000	Mezzanine / FLT	BBB/BBB/Baa2	5.13	7/06	2/11
M5 (3)	12,243,000	Mezzanine / FLT	BBB-/BBB-/Baa3	5.11	7/06	2/11
Total	608,343,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call.

(3)

The margin on the Class A1 and Class A2 Certificates doubles and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will increase 1.5x after the first distribution date on which the Clean-up Call is exercisable.

(4)

Interest payment window.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CUT-OFF DATE:

June 1, 2003.

EXPECTED PRICING:

On or about May [6], 2003.

MORTGAGE ORIGINATOR:

New Century Mortgage Corporation

SELLER:

DLJ Mortgage Capital, Inc.

EXPECTED SETTLEMENT:

June 3, 2003 (the actual date of closing, the “Closing Date”).

SERVICER:

Ocwen Federal Bank FSB

TRUSTEE:

Wells Fargo Bank Minnesota, National Association

LEAD UNDERWRITER:

Credit Suisse First Boston LLC

CO-MANAGERS:

TBD

RECORD DATE:

With respect to any Distribution Date, for the Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION  DATE:

The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on July 15, 2003.

INTEREST ACCRUAL:

Interest on the Class A1, Class A2, Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs.  Interest will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO will accrue for the period beginning on the prior Distribution Date and ending the day preceeding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceeding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:

All of the Offered Certificates are ERISA eligible.  Other classes may not be ERISA eligible.

SMMEA:

None of the Certificates are expected to be SMMEA eligible.

TAX STATUS:

Multiple REMICs for federal income tax purposes.

SERVICING FEE:

The servicing fee of 0.50% will be paid before current interest on all Certificates.

TRUSTEE FEE:

The trustee fee will be zero.  All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.

OPTIONAL REDEMPTION:

The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CERTIFICATE RATING:

It is a condition to the issuance of the Class A1 and Class A2 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s, that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of at least “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of at least “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of at least “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M5 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's.

REGISTRATION:

The Offered Certificates will be available through DTC and Euroclear.

P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related mortgage loan, the Servicer will be required to advance principal and interest on the related mortgage loans.

COMPLIANCE:

No mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans). No mortgage loan will be subject to the Georgia Fair Lending Act.

CSFB conducts this review during due diligence and the originator will make a representation to this fact.

PRICING SPEED:

ARM:

26% CPR

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

CERTIFICATES:

Group I Certificates:  Class A1 Certificates

Group II Certificates:  Class A2 Certificates

Class A Certificates: Class A1, Class A2 and Class A-IO Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates.

INTEREST

DISTRIBUTIONS:

Interest Collections (net of the Servicing and Cap Fee ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2 and Class A-IO Certificates current interest plus unpaid interest shortfalls.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

Pari-Passu to the Class M5 Certificates current interest and the unrated Class B-IO Certificates current interest.

PRINCIPAL

DISTRIBUTIONS:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage and the Class A2 Certificates will be paid the Class A2 Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their targeted enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage and the Class A2 Certificates will be paid the Class A2 Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A1 PERCENTAGE:

The principal remittance amount for the Group 1 Collateral divided by the principal remittance amount for the total collateral.

CLASS A2 PERCENTAGE:

The principal remittance amount for the Group 2 Collateral divided by the principal remittance amount for the total collateral.

OVERCOLLATERALIZATION

PROVISIONS:

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates and the Class B-IO Certificates.

3.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2 and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, and then to the Class M5 Certificates and the Class B-IO Certificates.

4.

Carry Forward Amount sequentially to the Class A1 and Class A2 Certificates, Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates and Class M5 Certificates, subject to weighted average pass through rates on the Certificates.

AVAILABLE FUNDS CAP:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

the applicable portion of the Servicing and Cap Fee;

b)

for the first 24 Distribution Dates only, the product of (i) the Class A-IO Coupon and (ii) the lesser of (x) the Class A-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c)

for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) [$25] million and (y) the aggregate outstanding principal balance of the mortgage loans.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

AVAILABLE FUNDS CAP

CARRY FORWARD:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

OVERCOLLATERALIZATION:

An initial overcollateralization of 0% building to [2.35%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.70%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceeding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

STEP DOWN DATE:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in July 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [38.70%].

CREDIT ENHANCEMENT:

Enhancement Percentages

	AAA/Aaa	AA/Aa2	A/A2	A-/A3	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup)
Subordination	[17.00%]	[11.00%]	[5.50%]	[4.00%]	[2.00%]
Overcollateralization	[2.35%]	[2.35%]	[2.35%]	[2.35%]	[2.35%]	[2.35%]
Total Enhancement	[19.35%]	[13.35%]	[7.85%]	[6.35%]	[4.35%]	[2.35%]

After Anticipated Stepdown
Subordination	[34.00%]	[22.00%]	[11.00%]	[8.00%]	[4.00%]
Overcollateralization	[4.70%]	[4.70%]	[4.70%]	[4.70%]	[4.70%]	[4.70%]
Total Enhancement	[38.70%]	[26.70%]	[15.70%]	[12.70%]	[8.70%]	[4.70%]

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1 and Class A2 Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates will go up 1.5 times.

CAP CONTRACT:

The Trust will include a one-month LIBOR Cap contract.  The notional amount of the Cap will initially equal approximately [$72.0] million and will thereafter amortize down.  The one-month LIBOR strike on the Cap will be 100bp over the one-month LIBOR forward curve as of pricing.  The Cap contract will be outstanding for 24 Distribution Dates.

FLOOR CONTRACT:

The Trust will include a one-month LIBOR Floor contract.  The notional amount of the Floor will initially equal approximately [$600] million and will thereafter amortize down.  The one-month LIBOR strike on the Floor will be the one-month LIBOR rate as of pricing.  The Floor contract will only receive a payment if one-month LIBOR goes below the Floor strike rate. The Floor contract will be outstanding for 24 Distribution Dates.

CLASS A-IO:

The Class A-IO Coupon will be 4.00% for the first 24 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class A-IO Notional Balance will initially equal approximately $47.5 million and will thereafter amortize down.

Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance
1	47,500,000	9	39,500,000	17	32,400,000
2	46,400,000	10	38,600,000	18	31,600,000
3	45,400,000	11	37,600,000	19	30,800,000
4	44,400,000	12	36,700,000	20	30,000,000
5	43,400,000	13	35,800,000	21	29,300,000
6	42,400,000	14	34,900,000	22	28,500,000
7	41,500,000	15	34,000,000	23	27,800,000
8	40,500,000	16	33,200,000	24	27,100,000

UNRATED CLASS B-IO:

The Class B-IO Coupon for the first 24 Distribution Dates will be 7.00% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) $[25] million and (ii) the aggregate outstanding principal balance of the mortgage loans.

TRIGGER EVENT:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

Distribution Date	Percentage
July 2006 – June 2007	[2.75]% for the first month, plus an additional 1/12th of [1.50]% for each month therafter.
July 2007 – June 2008	[4.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
July 2008 – June 2009	[5.75]% for the first month, plus an additional 1/12th of [0.75]% for each month therafter.
July 2009 and thereafter	[6.50]%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES (To Call)

Class A1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.11	4.57	3.21	2.51	1.71	1.35	1.13
Modified Duration (yr)	15.31	4.30	3.08	2.44	1.68	1.34	1.12
Principal Window	7/03 - 11/31	7/03 - 7/17	7/03 - 4/13	7/03 - 2/11	7/03 - 1/09	7/03 - 3/08	7/03 - 5/06

Class A2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.64	4.83	3.34	2.60	1.80	1.43	1.18
Modified Duration (yr)	14.97	4.53	3.21	2.53	1.77	1.42	1.17
Principal Window	7/03 - 11/31	7/03 - 7/17	7/03 - 4/13	7/03 - 2/11	7/03 - 1/09	7/03 - 3/08	7/03 - 5/06

Class M1 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.97	9.30	6.46	5.20	4.55	4.66	4.02
Modified Duration (yr)	19.97	8.37	6.01	4.92	4.35	4.45	3.87
Principal Window	3/25 - 11/31	11/07 - 7/17	7/06 - 4/13	10/06 - 2/11	3/07 - 1/09	8/07 - 3/08	5/06 - 7/07

Class M2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.96	9.29	6.45	5.16	4.23	4.09	3.99
Modified Duration (yr)	17.68	7.92	5.77	4.72	3.95	3.83	3.74
Principal Window	3/25 - 11/31	11/07 - 7/17	7/06 - 4/13	8/06 - 2/11	11/06 - 1/09	12/06 - 3/08	1/07 - 7/07

Class M3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.93	9.26	6.43	5.13	4.11	3.85	3.67
Modified Duration (yr)	16.57	7.67	5.63	4.61	3.79	3.58	3.43
Principal Window	3/25 - 11/31	11/07 - 7/17	7/06 - 4/13	8/06 - 2/11	10/06 - 1/09	11/06 - 3/08	11/06 - 7/07

Class M4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.96	9.29	6.45	5.13	4.07	3.78	3.55
Modified Duration (yr)	13.81	7.05	5.29	4.38	3.60	3.38	3.20
Principal Window	3/25 - 11/31	11/07 - 7/17	7/06 - 4/13	7/06 - 2/11	9/06 - 1/09	9/06 - 3/08	9/06 - 7/07

Class M5 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.94	9.27	6.44	5.11	4.03	3.70	3.44
Modified Duration (yr)	14.18	7.13	5.33	4.40	3.59	3.33	3.12
Principal Window	3/25 - 11/31	11/07 - 7/17	7/06 - 4/13	7/06 - 2/11	8/06 - 1/09	8/06 - 3/08	7/06 - 7/07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES (To Maturity)

Class A1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.18	4.85	3.44	2.70	1.84	1.45	1.13
Modified Duration (yr)	15.36	4.52	3.27	2.60	1.80	1.42	1.12
Principal Window	7/03 - 5/33	7/03 - 8/28	7/03 - 4/23	7/03 - 6/19	7/03 - 11/14	7/03 - 1/13	7/03 - 5/06

Class A2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.68	5.25	3.67	2.86	2.01	1.60	1.18
Modified Duration (yr)	15.00	4.85	3.48	2.75	1.95	1.56	1.17
Principal Window	7/03 - 3/33	7/03 - 9/29	7/03 - 8/24	7/03 - 7/20	7/03 - 1/16	7/03 - 2/14	7/03 - 5/06

Class M1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.12	10.15	7.13	5.74	4.94	5.17	5.83
Modified Duration (yr)	20.05	8.97	6.53	5.37	4.69	4.91	5.48
Principal Window	3/25 - 3/33	11/07 - 2/27	7/06 - 4/21	10/06 - 8/17	3/07 - 11/13	8/07 - 4/12	5/06 - 8/12

Class M2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.11	10.08	7.06	5.65	4.58	4.38	4.30
Modified Duration (yr)	17.75	8.40	6.20	5.09	4.24	4.08	4.02
Principal Window	3/25 - 2/33	11/07 - 9/25	7/06 - 12/19	8/06 - 6/16	11/06 - 12/12	12/06 - 7/11	1/07 - 5/10

Class M3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.07	9.94	6.94	5.54	4.41	4.10	3.89
Modified Duration (yr)	16.62	8.06	5.97	4.92	4.03	3.78	3.60
Principal Window	3/25 - 12/32	11/07 - 6/23	7/06 - 11/17	8/06 - 10/14	10/06 - 9/11	11/06 - 6/10	11/06 - 6/09

Class M4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.08	9.85	6.87	5.47	4.32	3.98	3.73
Modified Duration (yr)	13.84	7.32	5.54	4.60	3.78	3.53	3.34
Principal Window	3/25 - 10/32	11/07 - 6/22	7/06 - 1/17	7/06 - 2/14	9/06 - 3/11	9/06 - 1/10	9/06 - 2/09

Class M5 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.00	9.52	6.62	5.26	4.13	3.78	3.51
Modified Duration (yr)	14.20	7.26	5.44	4.50	3.66	3.40	3.18
Principal Window	3/25 - 7/32	11/07 - 7/20	7/06 - 7/15	7/06 - 12/12	8/06 - 4/10	8/06 - 4/09	7/06 - 6/08

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PREPAYMENT SENSITIVITIES

Class A-IO to Call

Prepayment Speed	35% CPR	55% CPR	60% CPR	65% CPR	69% CPR	70% CPR	72% CPR
Yield at 5.9295%	3.75	3.75	3.75	3.75	3.75	0.51	(3.08)
Average Life (yr)	1.58	1.58	1.58	1.58	1.58	1.53	1.48
Modified Duration (yr)	0.9	0.9	0.9	0.9	0.9	0.9	0.9
Payment Window	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 5/05	7/03 - 4/05

Class A-IO to Maturity

Prepayment Speed	35% CPR	55% CPR	75% CPR	80% CPR	81% CPR	84% CPR	85% CPR
Yield at 5.9295%	3.75	3.75	3.75	3.75	3.48	1.17	(0.08)
Average Life (yr)	1.58	1.58	1.58	1.58	1.57	1.54	1.52
Modified Duration (yr)	0.9	0.9	0.9	0.9	0.9	0.9	0.9
Payment Window	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05	7/03 - 6/05

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Available Funds Cap (“AFC”)

Period	Date	AFC(1)	Period	Date	AFC(1)
1	7/15/2003	7.38%	43	1/15/2007	11.67%
2	8/15/2003	7.49%	44	2/15/2007	11.67%
3	9/15/2003	7.49%	45	3/15/2007	11.66%
4	10/15/2003	7.48%	46	4/15/2007	11.66%
5	11/15/2003	7.49%	47	5/15/2007	11.66%
6	12/15/2003	7.48%	48	6/15/2007	11.69%
7	1/15/2004	7.47%	49	7/15/2007	12.42%
8	2/15/2004	7.46%	50	8/15/2007	12.42%
9	3/15/2004	7.46%	51	9/15/2007	12.42%
10	4/15/2004	7.44%	52	10/15/2007	12.41%
11	5/15/2004	7.44%	53	11/15/2007	12.42%
12	6/15/2004	7.43%	54	12/15/2007	12.41%
13	7/15/2004	7.38%	55	1/15/2008	12.45%
14	8/15/2004	7.37%	56	2/15/2008	12.45%
15	9/15/2004	7.36%	57	3/15/2008	12.45%
16	10/15/2004	7.34%	58	4/15/2008	12.45%
17	11/15/2004	7.33%	59	5/15/2008	12.45%
18	12/15/2004	7.31%	60	6/15/2008	12.45%
19	1/15/2005	7.30%	61	7/15/2008	12.47%
20	2/15/2005	7.29%	62	8/15/2008	12.47%
21	3/15/2005	7.27%	63	9/15/2008	12.47%
22	4/15/2005	7.25%	64	10/15/2008	12.46%
23	5/15/2005	7.24%	65	11/15/2008	12.46%
24	6/15/2005	7.27%	66	12/15/2008	12.46%
25	7/15/2005	8.32%	67	1/15/2009	12.46%
26	8/15/2005	8.32%	68	2/15/2009	12.46%
27	9/15/2005	8.32%	69	3/15/2009	12.45%
28	10/15/2005	8.32%	70	4/15/2009	12.45%
29	11/15/2005	8.32%	71	5/15/2009	12.45%
30	12/15/2005	8.37%	72	6/15/2009	12.44%
31	1/15/2006	9.41%	73	7/15/2009	12.44%
32	2/15/2006	9.41%	74	8/15/2009	12.44%
33	3/15/2006	9.41%	75	9/15/2009	12.44%
34	4/15/2006	9.41%	76	10/15/2009	12.43%
35	5/15/2006	9.41%	77	11/15/2009	12.43%
36	6/15/2006	9.45%	78	12/15/2009	12.43%
37	7/15/2006	10.54%	79	1/15/2010	12.42%
38	8/15/2006	10.54%	80	2/15/2010	12.42%
39	9/15/2006	10.54%	81	3/15/2010	12.42%
40	10/15/2006	10.54%	82	4/15/2010	12.42%
41	11/15/2006	10.54%	83	5/15/2010	12.41%
42	12/15/2006	10.59%	84	6/15/2010	12.41%

(1)

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed and includes all cash proceeds from the Cap.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MORTGAGE LOANS

The Mortgage Loans generally consist of first lien 2/28, 3/27 and Interest Only adjustable rate loans and first lien and second lien Fixed Rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Home Equity Loans presented below is based on actual balances of pools originated through March 2003.  The final pool will be approximately $600,000,000 (+/-10%).  The following characteristics are substantially representative of the final pool.

ABSC 2003-HE3

CHARACTERISTICS	TOTAL COLLATERAL	TOTAL ARM SUMMARY	TOTAL FIXED SUMMARY	GROUP I SUMMARY	GROUP II SUMMARY

Balance	$608,343,259.32	$484,688,201.20	$123,655,058.12	$369,005,768.51	$239,337,490.81
Number of Loans	3,864	2,823	1,041	2,494	1,370
Average Remaining Bal	$157,439	$171,693	$118,785	$147,957	$174,699
Interest Only Loans	0.12%	0.15%	0.00%	0.00%	0.30%
WAC	7.705%	7.612%	8.068%	7.727%	7.670%
W.A.Margin	5.894%	5.894%	0.000%	5.904%	5.877%
W.A. LTV	78.10%	80.03%	70.52%	79.11%	76.53%
W.A. CLTV	80.32%	80.03%	81.21%	79.11%	81.94%
WAM	355	360	336	357	352
FICO	598	597	601	594	603
Owner Occupied	94.1%	94.5%	92.5%	93.9%	94.3%
Lien Status
First Lien	98.60%	100.00%	93.11%	100.00%	96.44%
Second Lien	1.40%	0.00%	6.89%	0.00%	3.56%
Geographic Distribution	CA(37%), FL(6%), IL(6%), NY(5%)	CA(39%), IL(6%), FL(5%)	CA(29%), FL(10%), NY(10%), TX(8%), NJ(6%)	CA(33%), FL(7%), IL(6%), NY(6%), MI(5%)	CA(44%)
(No other State concentration > 5%)
CONFORMING:	83.79%	82.54%	88.71%	100%	58.81%
NON-CONFORMING:	16.21%	17.46%	11.29%	0.00%	41.19%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

Three sets of tables follow.

The first set of tables is the Total Pool.

The Class A-IO , Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class A1 Certificates.

The third set of tables is the Group II Pool which backs the class 2 certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC 2003-HE3 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	16	$391,280.00	0.06%
25,001 - 50,000	299	11,778,271.00	1.94
50,001 - 75,000	513	32,354,027.00	5.32
75,001 - 100,000	500	43,867,414.00	7.21
100,001 - 125,000	431	48,518,351.00	7.97
125,001 - 150,000	419	57,731,007.00	9.49
150,001 - 175,000	350	56,854,920.00	9.34
175,001 - 200,000	292	55,066,264.00	9.05
200,001 - 250,000	451	100,874,902.00	16.58
250,001 - 300,000	257	70,305,985.00	11.55
300,001 - 400,000	221	75,683,229.00	12.44
400,001 - 500,000	98	45,078,296.00	7.41
500,001 - 600,000	14	8,001,950.00	1.31
600,001 - 700,000	3	2,037,000.00	0.33
Total:	3,864	$608,542,896.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	16	$391,013.56	0.06%
25,001 - 50,000	299	11,774,606.99	1.94
50,001 - 75,000	513	32,344,355.47	5.32
75,001 - 100,000	501	43,935,572.42	7.22
100,001 - 125,000	430	48,399,834.15	7.96
125,001 - 150,000	419	57,714,818.87	9.49
150,001 - 175,000	350	56,841,697.64	9.34
175,001 - 200,000	293	55,247,432.93	9.08
200,001 - 250,000	450	100,647,066.67	16.54
250,001 - 300,000	257	70,287,159.83	11.55
300,001 - 400,000	221	75,660,619.17	12.44
400,001 - 500,000	98	45,064,079.80	7.41
500,001 - 600,000	14	7,998,572.22	1.31
600,001 - 700,000	3	2,036,429.60	0.33
Total:	3,864	$608,343,259.32	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	21	$2,882,142.28	0.47%
501 - 525	441	61,296,221.65	10.08
526 - 550	557	82,846,071.12	13.62
551 - 575	552	86,131,807.59	14.16
576 - 600	470	77,508,348.45	12.74
601 - 625	638	104,761,777.58	17.22
626 - 650	543	86,834,219.30	14.27
651 - 675	352	57,269,534.38	9.41
676 - 700	149	24,203,200.52	3.98
701 - 725	73	11,618,447.73	1.91
726 - 750	38	7,017,232.84	1.15
751 - 775	22	4,648,041.71	0.76
776 - 800	6	1,150,799.84	0.19
801 - 825	2	175,414.33	0.03
Total:	3,864	$608,343,259.32	100.00%
Weighted Average: 598

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	9	$500,261.31	0.08%
121 - 180	95	7,892,230.10	1.30
181 - 240	213	11,599,184.85	1.91
241 - 300	6	995,850.00	0.16
301 - 360	3,541	587,355,733.06	96.55
Total:	3,864	$608,343,259.32	100.00%
Weighted Average: 355

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	104	$8,392,491.41	1.38%
181 - 348	219	12,595,034.85	2.07
349 >=	3,541	587,355,733.06	96.55
Total:	3,864	$608,343,259.32	100.00%
Weighted Average: 355

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	3,028	$467,592,288.20	76.86%
PUD	330	57,991,104.27	9.53
2-4 Family	264	52,359,601.09	8.61
Condo	189	25,446,027.49	4.18
Manufactured Housing	53	4,954,238.27	0.81
Total:	3,864	$608,343,259.32	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	3,593	$572,261,055.73	94.07%
Investment Property	262	34,190,942.81	5.62
Second Home	9	1,891,260.78	0.31
Total:	3,864	$608,343,259.32	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	2,404	$392,905,336.11	64.59%
Purchase	778	113,395,678.66	18.64
Refinance – Rate/Term	682	102,042,244.55	16.77
Total:	3,864	$608,343,259.32	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ration of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	125	$14,335,188.62	2.36%
50.001 - 60.000	193	29,175,714.97	4.80
60.001 - 70.000	426	69,101,284.60	11.36
70.001 - 75.000	418	67,956,824.87	11.17
75.001 - 80.000	980	157,980,669.84	25.97
80.001 - 85.000	755	121,830,515.32	20.03
85.001 - 90.000	627	113,015,225.40	18.58
90.001 - 95.000	160	26,724,654.17	4.39
95.001 - 100.00	180	8,223,181.53	1.35
Total:	3,864	$608,343,259.32	100.00%
Weighted Average by Original Balance: 78.10
Weighted Average CLTV: 80.32

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,064	$226,831,201.81	37.29%
Florida	302	36,747,198.66	6.04
Illinois	196	34,053,809.59	5.60
New York	150	32,085,421.95	5.27
Michigan	252	26,870,882.29	4.42
Texas	268	24,597,945.03	4.04
Massachusetts	103	22,735,314.97	3.74
New Jersey	107	21,619,153.49	3.55
Virginia	87	16,683,869.35	2.74
Washington	102	15,717,928.48	2.58
Other	1,233	150,400,533.70	24.72
Total:	3,864	$608,343,259.32	100.00%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	2,456	$354,687,188.76	58.30%
Stated	1,210	217,465,667.93	35.75
Limited	198	36,190,402.63	5.95
Total:	3,864	$608,343,259.32	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	1	$552,500.00	0.09%
5.001 - 5.500	3	500,250.00	0.08
5.501 - 6.000	49	10,806,828.94	1.78
6.001 - 6.500	270	57,742,265.06	9.49
6.501 - 7.000	571	120,725,314.22	19.84
7.001 - 7.500	668	121,170,724.73	19.92
7.501 - 8.000	765	122,058,911.82	20.06
8.001 - 8.500	443	60,723,494.31	9.98
8.501 - 9.000	412	52,260,625.04	8.59
9.001 - 9.500	202	21,983,309.43	3.61
9.501 - 10.000	174	18,176,334.78	2.99
10.001 - 10.500	63	6,541,090.65	1.08
10.501 - 11.000	174	10,650,518.35	1.75
11.001 - 11.500	26	1,959,492.90	0.32
11.501 - 12.000	39	2,183,674.09	0.36
12.001 - 12.500	4	307,925.00	0.05
Total:	3,864	$608,343,259.32	100.00%
Weighted Average: 7.705

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0.000	1,041	$123,655,058.12	20.33%
11.501 - 12.000	2	727,500.00	0.12
12.001 - 12.500	2	325,250.00	0.05
12.501 - 13.000	49	10,806,828.94	1.78
13.001 - 13.500	228	50,094,862.90	8.23
13.501 - 14.000	461	97,727,838.94	16.06
14.001 - 14.500	560	103,885,586.73	17.08
14.501 - 15.000	583	96,493,286.09	15.86
15.001 - 15.500	306	44,591,264.65	7.33
15.501 - 16.000	288	39,618,074.13	6.51
16.001 - 16.500	141	16,657,914.53	2.74
16.501 - 17.000	106	13,077,193.05	2.15
17.001 - 17.500	38	4,669,555.82	0.77
17.501 - 18.000	37	3,859,699.60	0.63
18.001 - 18.500	14	1,346,573.48	0.22
18.501 - 19.000	7	702,772.34	0.12
19.001 - 19.500	1	104,000.00	0.02
Total:	3,864	$608,343,259.32	100.00%
Weighted Average: 14.609

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0.000	1,041	$123,655,058.12	20.33%
1.501 - 2.000	1	116,450.00	0.02
2.001 - 2.500	1	267,300.00	0.04
2.501 - 3.000	2	632,684.86	0.10
3.501 - 4.000	1	175,000.00	0.03
4.001 - 4.500	2	358,581.89	0.06
4.501 - 5.000	3	407,910.80	0.07
5.001 - 5.500	970	174,610,057.81	28.70
5.501 - 6.000	678	119,065,941.57	19.57
6.001 - 6.500	743	122,952,019.02	20.21
6.501 - 7.000	263	40,796,059.87	6.71
7.001 - 7.500	154	24,749,186.21	4.07
7.501 - 8.000	3	364,977.83	0.06
8.001 - 8.500	2	192,031.34	0.03
Total:	3,864	$608,343,259.32	100.00%
Weighted Average: 5.894

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

MONTHS UNTIL NEXT RATE ADJUSTMENT OF THE LOANS

Months Until Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
0000-00	1,041	$123,655,058.12	20.33%
2003-05	2	727,500.00	0.12
2004-12	1	59,401.53	0.01
2005-01	1	279,324.27	0.05
2005-02	21	3,933,506.17	0.65
2005-03	556	102,970,156.52	16.93
2005-04	2,100	354,618,356.92	58.29
2005-05	5	781,879.60	0.13
2006-03	2	226,884.08	0.04
2006-04	134	20,691,488.97	3.40
2008-03	1	399,703.14	0.07
Total:	3,864	$608,343,259.32	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0	720	$97,728,330.88	16.06%
1 - 6	2	95,100.00	0.02
7 - 12	256	52,450,900.88	8.62
13 - 24	2,241	371,461,239.34	61.06
25 - 36	645	86,607,688.22	14.24
Total:	3,864	$608,343,259.32	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO IO	2	$727,500.00	0.12%
ARM228	2,684	462,642,625.01	76.05
ARM327	136	20,918,373.05	3.44
ARM525	1	399,703.14	0.07
Fixed 10 Year	9	500,261.31	0.08
Fixed 15 Year	95	7,892,230.10	1.30
Fixed 20 Year	213	11,599,184.85	1.91
Fixed 25 Year	4	268,350.00	0.04
Fixed 30 Year	720	103,395,031.86	17.00
Total:	3,864	$608,343,259.32	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,662	$265,274,036.76	43.61%
A-	396	63,728,746.21	10.48
A-MO	5	394,640.09	0.06
A+	1,229	202,215,761.06	33.24
A+MO	30	4,058,206.78	0.67
B	353	48,010,663.05	7.89
C	85	12,404,870.47	2.04
C-	19	3,106,976.74	0.51
C-HS	28	3,601,894.67	0.59
FICO	57	5,547,463.49	0.91
Total:	3,864	$608,343,259.32	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	3,678	$599,827,667.74	98.60%
2nd Lien	186	8,515,591.58	1.40
Total:	3,864	$608,343,259.32	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC SERIES 2003-HE3
GROUP 1

PRINCIPAL BALANCES AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance of Group 1	% Loans by Original Principal Balance of Group I
25,001 - 50,000	127	$5,388,453.00	1.46%
50,001 - 75,000	322	20,215,139.00	5.48
75,001 - 100,000	327	28,831,843.00	7.81
100,001 - 125,000	328	36,905,108.00	10.00
125,001 - 150,000	300	41,351,577.00	11.20
150,001 - 175,000	271	43,967,732.00	11.91
175,001 - 200,000	218	41,075,644.00	11.13
200,001 - 250,000	338	75,647,233.00	20.49
250,001 - 300,000	194	53,053,578.00	14.37
300,001 - 400,000	65	20,823,762.00	5.64
400,001 - 500,000	4	1,867,500.00	0.51
Total:	2,494	$369,127,569.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balances of the Loans	Number Of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
25,001 - 50,000	127	$5,386,999.82	1.46%
50,001 - 75,000	322	20,209,108.91	5.48
75,001 - 100,000	328	28,904,876.88	7.83
100,001 - 125,000	327	36,791,385.19	9.97
125,001 - 150,000	300	41,339,617.70	11.20
150,001 - 175,000	271	43,958,231.35	11.91
175,001 - 200,000	219	41,262,668.37	11.18
200,001 - 250,000	337	75,427,139.38	20.44
250,001 - 300,000	194	53,039,768.88	14.37
300,001 - 400,000	65	20,819,243.54	5.64
400,001 - 500,000	4	1,866,728.49	0.51
Total:	2,494	$369,005,768.51	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
500 =	12	$1,411,309.25	0.38%
501 - 525	314	42,496,179.74	11.52
526 - 550	393	54,708,714.45	14.83
551 - 575	374	53,100,081.30	14.39
576 - 600	310	48,320,534.37	13.09
601 - 625	389	58,582,657.77	15.88
626 - 650	333	51,330,159.70	13.91
651 - 675	198	32,804,038.07	8.89
676 - 700	86	12,935,462.70	3.51
701 - 725	44	6,309,115.82	1.71
726 - 750	29	5,252,423.22	1.42
751 - 775	6	1,158,877.95	0.31
776 - 800	4	420,799.84	0.11
801 - 825	2	175,414.33	0.05
Total:	2,494	$369,005,768.51	100.00%
Weighted Average: 594

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
<= 120	7	$408,764.70	0.11%
121 - 180	46	4,243,872.24	1.15
181 - 240	22	2,097,062.66	0.57
241 - 300	3	224,350.00	0.06
301 - 360	2,416	362,031,718.91	98.11
Total:	2,494	$369,005,768.51	100.00%
Weighted Average: 357

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
<= 180	53	$4,652,636.94	1.26%
181 - 348	25	2,321,412.66	0.63
349 >=	2,416	362,031,718.91	98.11
Total:	2,494	$369,005,768.51	100.00%
Weighted Average: 357

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
Single Family	1,949	$280,191,542.84	75.93%
PUD	194	31,324,299.96	8.49
2-4 Family	182	35,221,352.32	9.54
Condo	129	18,434,208.76	5.00
Manufactured Housing	40	3,834,364.63	1.04
Total:	2,494	$369,005,768.51	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
Primary Residence	2,302	$346,628,372.82	93.94%
Investment Property	187	21,580,059.18	5.85
Second Home	5	797,336.51	0.22
Total:	2,494	$369,005,768.51	100.00%

PURPOSE OF THE LOANS

Purpose Of The Loans	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
Refinance - Cashout	1,608	$241,798,344.26	65.53%
Refinance - Rate/Term	459	63,771,999.71	17.28
Purchase	427	63,435,424.54	17.19
Total:	2,494	$369,005,768.51	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
50.000 <=	81	$8,682,291.25	2.35%
50.001 - 60.000	126	17,160,008.09	4.65
60.001 - 70.000	284	40,688,769.57	11.03
70.001 - 75.000	292	43,054,668.00	11.67
75.001 - 80.000	644	94,335,424.67	25.56
80.001 - 85.000	539	80,838,899.73	21.91
85.001 - 90.000	419	67,908,663.39	18.40
90.001 - 95.000	109	16,337,043.81	4.43
Total:	2,494	$369,005,768.51	100.00%
Weighted Average by Original Balance: 79.11

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution By Balance	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
California	624	$122,176,425.24	33.11%
Florida	206	24,960,814.26	6.76
Illinois	134	22,669,005.53	6.14
New York	99	20,433,237.70	5.54
Michigan	191	19,770,274.81	5.36
Texas	160	14,677,188.21	3.98
Massachusetts	68	13,481,307.23	3.65
New Jersey	67	12,549,041.57	3.40
Colorado	72	10,387,557.98	2.82
Washington	57	8,832,827.27	2.39
Other	816	99,068,088.71	26.85
Total:	2,494	$369,005,768.51	100.00%
Number of States Represented: 45

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
Full	1,596	$218,831,242.68	59.30%
Stated	770	129,954,573.43	35.22
Limited	128	20,219,952.40	5.48
Total:	2,494	$369,005,768.51	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
5.001 - 5.500	2	$325,250.00	0.09%
5.501 - 6.000	30	5,799,229.48	1.57
6.001 - 6.500	178	32,514,853.09	8.81
6.501 - 7.000	370	67,648,309.28	18.33
7.001 - 7.500	452	73,151,243.21	19.82
7.501 - 8.000	524	76,164,168.65	20.64
8.001 - 8.500	302	40,133,082.99	10.88
8.501 - 9.000	289	35,916,212.91	9.73
9.001 - 9.500	136	15,239,627.49	4.13
9.501 - 10.000	112	12,501,533.23	3.39
10.001 - 10.500	45	4,650,378.74	1.26
10.501 - 11.000	36	3,410,735.05	0.92
11.001 - 11.500	11	839,747.05	0.23
11.501 - 12.000	5	543,272.34	0.15
12.001 - 12.500	2	168,125.00	0.05
Total:	2,494	$369,005,768.51	100.00%
Weighted Average: 7.727

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
<= 0.000	473	$58,695,848.93	15.91%
12.001 - 12.500	2	325,250.00	0.09
12.501 - 13.000	30	5,799,229.48	1.57
13.001 - 13.500	160	29,889,999.68	8.10
13.501 - 14.000	313	57,061,457.05	15.46
14.001 - 14.500	396	65,133,632.53	17.65
14.501 - 15.000	417	62,298,026.88	16.88
15.001 - 15.500	226	31,622,433.59	8.57
15.501 - 16.000	212	27,760,539.92	7.52
16.001 - 16.500	110	12,751,342.15	3.46
16.501 - 17.000	82	9,799,693.72	2.66
17.001 - 17.500	32	3,696,244.64	1.00
17.501 - 18.000	27	2,849,206.76	0.77
18.001 - 18.500	8	675,590.84	0.18
18.501 - 19.000	5	543,272.34	0.15
19.001 - 19.500	1	104,000.00	0.03
Total:	2,494	$369,005,768.51	100.00%
Weighted Average: 14.682

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
<= 0.000	473	$58,695,848.93	15.91%
2.001 - 2.500	1	267,300.00	0.07
2.501 - 3.000	1	80,184.86	0.02
4.001 - 4.500	1	219,208.00	0.06
4.501 - 5.000	2	297,910.80	0.08
5.001 - 5.500	686	108,593,810.76	29.43
5.501 - 6.000	510	81,518,117.25	22.09
6.001 - 6.500	517	75,932,288.92	20.58
6.501 - 7.000	183	25,294,010.47	6.85
7.001 - 7.500	117	17,865,079.35	4.84
7.501 - 8.000	1	49,977.83	0.01
8.001 - 8.500	2	192,031.34	0.05
Total:	2,494	$369,005,768.51	100.00%
Weighted Average: 5.904

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
0000-00	473	$58,695,848.93	15.91%
2005-02	15	2,800,438.04	0.76
2005-03	392	62,122,620.43	16.84
2005-04	1,509	230,126,933.39	62.36
2005-05	2	316,000.00	0.09
2006-03	1	82,974.04	0.02
2006-04	102	14,860,953.68	4.03
Total:	2,494	$369,005,768.51	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
<= 0	446	$62,630,346.44	16.97%
1 - 6	1	55,100.00	0.01
7 - 12	157	28,628,521.19	7.76
13 - 24	1,533	232,445,630.68	62.99
25 - 36	357	45,246,170.20	12.26
Total:	2,494	$369,005,768.51	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
ARM228	1,918	$295,365,991.86	80.04%
ARM327	103	14,943,927.72	4.05
Fixed 10 Year	7	408,764.70	0.11
Fixed 15 Year	46	4,243,872.24	1.15
Fixed 20 Year	22	2,097,062.66	0.57
Fixed 25 Year	3	224,350.00	0.06
Fixed 30 Year	395	51,721,799.33	14.02
Total:	2,494	$369,005,768.51	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
AA	1,031	$158,524,505.95	42.96%
A-	266	38,737,131.62	10.50
A-MO	3	210,500.00	0.06
A+	800	121,472,211.83	32.92
A+MO	20	2,757,754.60	0.75
B	250	32,434,685.03	8.79
C	58	7,198,496.56	1.95
C-	15	2,434,968.71	0.66
C-HS	19	2,419,813.85	0.66
FICO	32	2,815,700.36	0.76
Total:	2,494	$369,005,768.51	100.00%

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance of Group 1	% Loans by Remaining Principal Balance of Group I
1st Lien	2,494	$369,005,768.51	100.00%
Total:	2,494	$369,005,768.51	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ABSC SERIES 2003-HE3
GROUP 2

PRINCIPAL BALANCES AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance of Group 2	% Loans by Original Principal Balance of Group 2
1 - 25,000	16	$391,280.00	0.16%
25,001 - 50,000	172	6,389,818.00	2.67
50,001 - 75,000	191	12,138,888.00	5.07
75,001 - 100,000	173	15,035,571.00	6.28
100,001 - 125,000	103	11,613,243.00	4.85
125,001 - 150,000	119	16,379,430.00	6.84
150,001 - 175,000	79	12,887,188.00	5.38
175,001 - 200,000	74	13,990,620.00	5.84
200,001 - 250,000	113	25,227,669.00	10.54
250,001 - 300,000	63	17,252,407.00	7.21
300,001 - 400,000	156	54,859,467.00	22.91
400,001 - 500,000	94	43,210,796.00	18.05
500,001 - 600,000	14	8,001,950.00	3.34
600,001 - 700,000	3	2,037,000.00	0.85
Total:	1,370	$239,415,327.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance at Origination	Number Of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
1 - 25,000	16	$391,013.56	0.16%
25,001 - 50,000	172	6,387,607.17	2.67
50,001 - 75,000	191	12,135,246.56	5.07
75,001 - 100,000	173	15,030,695.54	6.28
100,001 - 125,000	103	11,608,448.96	4.85
125,001 - 150,000	119	16,375,201.17	6.84
150,001 - 175,000	79	12,883,466.29	5.38
175,001 - 200,000	74	13,984,764.56	5.84
200,001 - 250,000	113	25,219,927.29	10.54
250,001 - 300,000	63	17,247,390.95	7.21
300,001 - 400,000	156	54,841,375.63	22.91
400,001 - 500,000	94	43,197,351.31	18.05
500,001 - 600,000	14	7,998,572.22	3.34
600,001 - 700,000	3	2,036,429.60	0.85
Total:	1,370	$239,337,490.81	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
500 =	9	$1,470,833.03	0.61%
501 – 525	127	18,800,041.91	7.86
526 – 550	164	28,137,356.67	11.76
551 – 575	178	33,031,726.29	13.80
576 – 600	160	29,187,814.08	12.20
601 – 625	249	46,179,119.81	19.29
626 – 650	210	35,504,059.60	14.83
651 – 675	154	24,465,496.31	10.22
676 – 700	63	11,267,737.82	4.71
701 – 725	29	5,309,331.91	2.22
726 – 750	9	1,764,809.62	0.74
751 – 775	16	3,489,163.76	1.46
776 – 800	2	730,000.00	0.31
Total:	1,370	$239,337,490.81	100.00%
Weighted Average: 603

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
<= 120	2	$91,496.61	0.04%
121 – 180	49	3,648,357.86	1.52
181 – 240	191	9,502,122.19	3.97
241 – 300	3	771,500.00	0.32
301 – 360	1,125	225,324,014.15	94.14
Total:	1,370	$239,337,490.81	100.00%
Weighted Average: 352

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
<= 180	51	$3,739,854.47	1.56%
181 – 348	194	10,273,622.19	4.29
349 >=	1,125	225,324,014.15	94.14
Total:	1,370	$239,337,490.81	100.00%
Weighted Average: 352

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
Single Family	1,079	$187,400,745.36	78.30%
PUD	136	26,666,804.31	11.14
2-4 Family	82	17,138,248.77	7.16
Condo	60	7,011,818.73	2.93
Manufactured Housing	13	1,119,873.64	0.47
Total:	1,370	$239,337,490.81	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
Primary Residence	1,291	$225,632,682.91	94.27%
Investment Property	75	12,610,883.63	5.27
Second Home	4	1,093,924.27	0.46
Total:	1,370	$239,337,490.81	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
Refinance - Cashout	796	$151,106,991.85	63.14%
Purchase	351	49,960,254.12	20.87
Refinance – Rate/Term	223	38,270,244.84	15.99
Total:	1,370	$239,337,490.81	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
50.000 <=	44	$5,652,897.37	2.36%
50.001 - 60.000	67	12,015,706.88	5.02
60.001 - 70.000	142	28,412,515.03	11.87
70.001 - 75.000	126	24,902,156.87	10.40
75.001 - 80.000	336	63,645,245.17	26.59
80.001 - 85.000	216	40,991,615.59	17.13
85.001 - 90.000	208	45,106,562.01	18.85
90.001 - 95.000	51	10,387,610.36	4.34
95.001 – 100.00	180	8,223,181.53	3.44
Total:	1,370	$239,337,490.81	100.00%
Weighted Average by Original Balance: 76.53
Weighted Average CLTV: 81.94

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
California	440	$104,654,776.57	43.73%
Florida	96	11,786,384.40	4.92
New York	51	11,652,184.25	4.87
Illinois	62	11,384,804.06	4.76
Texas	108	9,920,756.82	4.15
Massachusetts	35	9,254,007.74	3.87
New Jersey	40	9,070,111.92	3.79
Virginia	35	8,471,987.93	3.54
Michigan	61	7,100,607.48	2.97
Washington	45	6,885,101.21	2.88
Other	397	49,156,768.43	20.54
Total:	1,370	$239,337,490.81	100.00%
Number of States Represented: 47

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
Full	860	$135,855,946.08	56.76%
Stated	440	87,511,094.50	36.56
Limited	70	15,970,450.23	6.67
Total:	1,370	$239,337,490.81	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
<= 5.000	1	$552,500.00	0.23%
5.001 - 5.500	1	175,000.00	0.07
5.501 - 6.000	19	5,007,599.46	2.09
6.001 - 6.500	92	25,227,411.97	10.54
6.501 - 7.000	201	53,077,004.94	22.18
7.001 - 7.500	216	48,019,481.52	20.06
7.501 - 8.000	241	45,894,743.17	19.18
8.001 - 8.500	141	20,590,411.32	8.60
8.501 - 9.000	123	16,344,412.13	6.83
9.001 - 9.500	66	6,743,681.94	2.82
9.501 - 10.000	62	5,674,801.55	2.37
10.001 - 10.500	18	1,890,711.91	0.79
10.501 - 11.000	138	7,239,783.30	3.02
11.001 - 11.500	15	1,119,745.85	0.47
11.501 - 12.000	34	1,640,401.75	0.69
12.001 - 12.500	2	139,800.00	0.06
Total:	1,370	$239,337,490.81	100.00%
Weighted Average: 7.670

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
<= 0.000	568	$64,959,209.19	27.14%
11.501 - 12.000	2	727,500.00	0.30
12.501 - 13.000	19	5,007,599.46	2.09
13.001 - 13.500	68	20,204,863.22	8.44
13.501 - 14.000	148	40,666,381.89	16.99
14.001 - 14.500	164	38,751,954.20	16.19
14.501 - 15.000	166	34,195,259.21	14.29
15.001 - 15.500	80	12,968,831.06	5.42
15.501 - 16.000	76	11,857,534.21	4.95
16.001 - 16.500	31	3,906,572.38	1.63
16.501 - 17.000	24	3,277,499.33	1.37
17.001 - 17.500	6	973,311.18	0.41
17.501 - 18.000	10	1,010,492.84	0.42
18.001 - 18.500	6	670,982.64	0.28
18.501 - 19.000	2	159,500.00	0.07
Total:	1,370	$239,337,490.81	100.00%
Weighted Average: 14.479

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
<= 0.000	568	$64,959,209.19	27.14%
1.501 - 2.000	1	116,450.00	0.05
2.501 - 3.000	1	552,500.00	0.23
3.501 - 4.000	1	175,000.00	0.07
4.001 - 4.500	1	139,373.89	0.06
4.501 - 5.000	1	110,000.00	0.05
5.001 - 5.500	284	66,016,247.05	27.58
5.501 - 6.000	168	37,547,824.32	15.69
6.001 - 6.500	226	47,019,730.10	19.65
6.501 - 7.000	80	15,502,049.40	6.48
7.001 - 7.500	37	6,884,106.86	2.88
7.501 - 8.000	2	315,000.00	0.13
Total:	1,370	$239,337,490.81	100.00%
Weighted Average: 5.877

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
0000-00	568	$64,959,209.19	27.14%
2003-05	2	727,500.00	0.30
2004-12	1	59,401.53	0.02
2005-01	1	279,324.27	0.12
2005-02	6	1,133,068.13	0.47
2005-03	164	40,847,536.09	17.07
2005-04	591	124,491,423.53	52.02
2005-05	3	465,879.60	0.19
2006-03	1	143,910.04	0.06
2006-04	32	5,830,535.29	2.44
2008-03	1	399,703.14	0.17
Total:	1,370	$239,337,490.81	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
<= 0	274	$35,097,984.44	14.66%
1 – 6	1	40,000.00	0.02
7 – 12	99	23,822,379.69	9.95
13 – 24	708	139,015,608.66	58.08
25 – 36	288	41,361,518.02	17.28
Total:	1,370	$239,337,490.81	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
1MO IO	2	$727,500.00	0.30%
ARM228	766	167,276,633.15	69.89
ARM327	33	5,974,445.33	2.50
ARM525	1	399,703.14	0.17
Fixed 10 Year	2	91,496.61	0.04
Fixed 15 Year	49	3,648,357.86	1.52
Fixed 20 Year	191	9,502,122.19	3.97
Fixed 25 Year	1	44,000.00	0.02
Fixed 30 Year	325	51,673,232.53	21.59
Total:	1,370	$239,337,490.81	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
AA	631	$106,749,530.81	44.60%
A-	130	24,991,614.59	10.44
A-MO	2	184,140.09	0.08
A+	429	80,743,549.23	33.74
A+MO	10	1,300,452.18	0.54
B	103	15,575,978.02	6.51
C	27	5,206,373.91	2.18
C-	4	672,008.03	0.28
C-HS	9	1,182,080.82	0.49
FICO	25	2,731,763.13	1.14
Total:	1,370	$239,337,490.81	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

LIEN POSITION

Lien Position	Number Of Loans	Aggregated Remaining Principal Balance of Group 2	% by Group 2 Original Principal Balance
1st Lien	1,184	$230,821,899.23	96.44%
2nd Lien	186	8,515,591.58	3.56
Total:	1,370	$239,337,490.81	100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.